                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             OF QUALMARK CORPORATION
                             TO BE HELD MAY 31, 2001


To the Shareholders of QualMark Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of QualMark Corporation, a Colorado corporation (the "Company"), will be held on May 31, 2001 at 2:00 p.m. M.D.T., at the Company's administrative offices, 1329 West 121st Avenue, Denver, Colorado for the following purposes:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

         2. To consider and vote upon a proposal to approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

         3. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on March 30, 2001 has been fixed as the record date for the determination of holders of QualMark Corporation voting stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group, present in person or by proxy at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, holders of QualMark Corporation voting stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          /s/ Charles D. Johnston
                                          Charles D. Johnston
                                          President and Chief Executive Officer

Date: April 30, 2001

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              QUALMARK CORPORATION
                             1329 WEST 121ST AVENUE
                                DENVER, CO 80234


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2001


                             SOLICITATION OF PROXIES


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of QualMark Corporation, a Colorado corporation ("QualMark" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 31, 2001 at 2:00 p.m. M.D.T. at the Company's administrative offices, 1329 West 121st Avenue, Denver, Colorado and at any and all adjournments of such meeting.

         If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by ComputerShare Investor Services, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 30, 2001.

         SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

         The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to vote at the Annual Meeting is March 30, 2001. At the close of business on that day, there were 3,610,092 shares of no par value common stock (the "Common Stock") of the Company outstanding. The Company has also issued 465,116 shares of Preferred Stock that were outstanding as of the record date.

                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. A holder of preferred stock is entitled to one vote, in person or by proxy, for each share of common stock into which its preferred stock is convertible on the record date. As of March 30, 2001, each share of preferred stock is convertible into one share of common stock. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                        ACTION TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the five (5) nominees named herein for the office of director of the Company, (ii) FOR the selection of Arthur Andersen LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2001 and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

         Where shareholders appropriately specify how their proxies are to be voted, they will be voted accordingly. If any other matter of business is properly brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion on such matters. The directors do not know of any such other matter or business that may come before the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of March 30, 2001, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding stock of the Company, on an as-converted to Common Stock basis, certain executive officers, each director and director nominee of the Company, and all directors and executive officers as a group. The Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated in the footnotes and subject to applicable community property laws. The shares presented in this table are reported on an as-converted to Common Stock basis and assume the accrual of a payment-in-kind dividend payable on the Preferred Stock of 58,915 shares of Preferred Stock as of March 30, 2001.



                 NAME AND ADDRESS                            AMOUNT AND NATURE OF
                OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP            PERCENT OF CLASS
The Roser Partnership III, SBIC, LP                               663,566(1)                      13.1%
1105 Spruce Street
Boulder, CO 80302

CVM Equity Fund IV, Ltd.                                          246,667                          4.9%
4845 Pearl East Circle, Suite 300
Boulder, CO  80301

Philip A. Gordon                                                   68,114(2)                       1.3%
1329 W. 121st Avenue
Denver, CO  80234

H. Robert Gill                                                     40,803(3)                         *
1329 W. 121st Avenue
Denver, CO  80234

Norman J. Mottram                                                  40,000(4)                         *
1329 W. 121st Avenue
Denver, CO 80234

James L.D. Roser                                                  837,851(5)                      16.5%
1329 W. 121st Avenue
Denver, CO 80234

William Sanko                                                      49,900(6)                       1.0%
1329 W. 121st Avenue
Denver, CO 80234

Screening Systems, Inc.                                           620,000(7)                      12.2%
7 Argonaut
Aliso Viejo, CA 92656

All Directors and Executive                                     1,036,668(8)                      20.4%
Officers as a group (8 persons)

----------

*        Less than one percent.

(1) Includes warrants to purchase 139,535 shares of the Common Stock which are currently exercisable or become exercisable within 60 days and shares of Preferred Stock convertible into 465,116 shares of Common Stock and accrued dividends through March 30, 2001, convertible into 58,915 shares common stock.

(2) Includes options to purchase 57,900 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(3) Includes options to purchase 37,915 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(4) Includes options to purchase 40,000 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(5) Includes 172,635 shares of Common Stock beneficially owned by The Roser Partnership II Ltd., options to purchase 1,650 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days, and 663,566 shares of Convertible Preferred Stock beneficially owned by The Roser Partnership III, SBIC, LP. Mr. Roser co-manages The Roser Partnership II Ltd. and III, SBIC, LP investment funds, which are shareholders of the Company.

(6) Includes options to purchase 49,900 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(7) Includes 620,000 shares of Common Stock beneficially owned by Screening Systems, Inc. which are issuable upon the exercise of a warrant to purchase Common Stock held by Screening Systems, Inc.

(8) Includes options to purchase 187,365 shares of the Common Stock which are currently exercisable or become exercisable within 60 days, and includes 172,635 shares of Common Stock beneficially owned by The Roser Partnership II Ltd. and 663,566 shares of Convertible Preferred Stock beneficially owned by The Roser Partnership III, SBIC, LP.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2000 and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2000, to the best of the Company's knowledge, the Company's directors, officers and holders of more than ten percent (10%) of its Common Stock complied with all Section 16(a) filing requirements.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         Pursuant to the Bylaws, the authorized number of directors of the Company is at least one and not more than seven. Five directors are to be elected at the Annual Meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than five persons. If a quorum is present, the five nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS.

         The Board of Directors' nominees for the office of director are as follows:

                  NAME                                          AGE          YEAR FIRST BECAME A DIRECTOR
                  ----                                          ---          ----------------------------
                  Charles D. Johnston                           58                           2000
                  James L.D. Roser(A)                           74                           1999
                  H. Robert Gill(A)                             63                           1994
                  William Sanko(C)                              60                           1997

                  Richard Jennewine                             62                           2000

                  ----------
                  (A) Member of the Audit Committee.
                  (C) Member of the Compensation Committee.

         Charles D. Johnston. Mr. Johnston has served as a director of the Company since August 2000, as well as the Company's President and Chief Executive Officer. Mr. Johnston brings to the Company nearly 30 years of senior management, operations, sales and marketing experience with Philips Electronics and Texas Instruments. From 1992 to July 2000, he was president and CEO of Philips Laser Magnetic Storage, a 250-person, multi-location manufacturer of optical disk drives and tape drives. Between 1976 and 1992, Mr. Johnston held positions of increasing responsibility with several Philips divisions, culminating in a senior vice presidency and general managership of Airpax Corporation.

         James L.D. Roser. Mr. Roser has been a director of the Company since December 1999. He received a bachelor's degree in economics from Bucknell University and an MBA from Harvard University. His early career was in investment banking and portfolio management in New York City from 1952 to 1973. He was a member of the investment-banking department at Smith, Barney & Co. from 1952 to 1962. In 1962 he transferred to Brown Brothers Harriman where he managed private funds. From 1967 to 1973 he was the partner in charge of the investment management department of Cyrus J. Lawrence & Co. Mr. Roser has lived in Boulder, Colorado since 1978, where he has actively participated in small business investments. In 1993 Mr. Roser co-founded the Roser Partnership II and became an early investor in QualMark Corporation through this fund in 1994.

         H. Robert Gill. Mr. Gill has served as a director of the Company since July 1994 and was elected Chairman in April 1996. Since May 1997, Mr. Gill has been chairman and chief executive officer of Mobile Force Technologies, Inc., a systems and software company. Since April 1996, Mr. Gill has been a principal of The Topaz Group, a management consulting firm. From March 1995 to March 1996, Mr. Gill was Senior Vice-President of Frontier Corporation, a telecommunications company. From 1989 to March 1995, Mr. Gill was President and Chief Executive Officer of ConferTech International, Inc., a teleconferencing services and equipment provider. ConferTech International, Inc., became a subsidiary of Frontier Corporation in 1995. Mr. Gill is a director of Newgen Results Corporation, a provider of CRM services to automobile dealers and Spatial Technologies, Inc., an Internet Hosted Application Services company.

         William Sanko. Mr. Sanko has been a director of the Company since October 1997. From 1984 to 1996, Mr. Sanko was President and CEO of XEL Communications, Inc., a manufacturer of voice and data products used by telephone companies to provide private line services to businesses. In 1995, XEL was purchased by Gilbert Associates, Inc., now Salient 3 Communications, Inc., and Mr. Sanko continues to advise the President and CEO of Salient 3 Communications, Inc. on matters concerning long term business planning and acquisitions.

         Richard Jennewine. Mr. Jennewine has served as a director of the Company since 2000. He is also currently a director for Webb Interactive Services, Inc. Mr. Jennewine received his bachelor's degree in engineering and his MBA from the University of Pittsburgh. He is presently retired, but prior to retirement, he held the position of Managing Director/President of International Operations for Computer Aid, Inc. from 1995 through 1999.

                               BOARD OF DIRECTORS

         The current members of the Board of Directors are: Charles D. Johnston, James L.D. Roser, H. Robert Gill, Philip A. Gordon, William Sanko and Richard Jennewine. However, Mr. Gordon will not be running for another term. Information concerning the members of the Board is provided above under the Section entitled "Election of Directors."

         During the fiscal year ended December 31, 2000, there were six meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

         There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company. Except as disclosed above in the Section entitled "Election of Directors," none of the directors hold directorships on other Boards of Directors of other companies required to report under the Securities Exchange Act of 1934.

DIRECTOR COMPENSATION

         Directors of the Company who are not also employees of the Company are reimbursed for all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, each non-employee director, has been granted non-qualified stock options to purchase shares of Common Stock under the 1996 Stock Option Plan. In May 2000, non-employee directors, Robert Gill, Philip Gordon, James Roser and William Sanko were each granted non-qualified stock options to purchase 5,000 shares each of Common Stock at $3.28 per share. In July 2000, Charles Johnston was granted non-qualified stock options to purchase 100,000 shares each of Common Stock at $2.75 per share. In September 2000, Philip Gordon was granted non-qualified stock options to purchase 30,000 shares each of Common Stock at $2.75 per share and are 100% vested. In October 2000, William Sanko was granted non-qualified stock options to purchase 25,000 shares each of Common Stock at $2.63 per share and are 100% vested. In November 2000, Richard Jennewine was granted non-qualified stock options to purchase 10,000 shares each of Common Stock at $2.38 per share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. The options become exercisable at a rate of 33% of such shares on each anniversary of the grant date, so that the options are fully exercisable on the third anniversary of the grant date, conditioned upon continued board service, unless otherwise noted. All director options have a ten-year term from their grant date. The Company paid Philip Gordon $15,994 as remuneration for his services as interim CEO in 2000.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met one time in the fiscal year ended December 31, 2000. All directors attended at least 75% of the meetings held by committees of the Board on which each director served.

AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of two of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

         The audit committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as an Appendix A hereto.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee met three times in the fiscal year ended December 31, 2000.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         AUDIT FEES

         Fees and related expenses for the fiscal year 2000 audit and the review of Forms 10-QSB are $50,500 , which has been billed through December 31, 2000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

         ALL OTHER FEES

         Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 are $9,070.

         The audit committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

         Submitted by the Audit Committee.
         James L.D. Roser, Audit Committee Member
         H. Robert Gill, Audit Committee Member

                               EXECUTIVE OFFICERS

         The following persons are the executive officers of the Company:

NAME                                           POSITION
----                                           --------
Charles D. Johnston                            President and Chief Executive Officer

Norman J. Mottram                              Vice President of Sales and Marketing

          Information concerning the business experience of Mr. Johnston is provided under the section entitled "Proposal I - Election of Directors."

         Norman J. Mottram, 41. Mr. Mottram has been Vice President of Sales and Marketing since February 2001. From October 1996 to January 2001, Mr. Mottram was Vice President - Technology. Mr. Mottram was Director of Manufacturing of the Company from May 1993 to October 1996.

          All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                             EXECUTIVE COMPENSATION

          The following table sets forth the compensation paid for the fiscal years ended December 31, 2000, 1999 and 1998 to the executive officers of the Company who were paid more than $100,000 in salary and bonus during the year ended December 31, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                Annual               Long-Term
                                             Compensation       Compensation Awards
                                                                Restricted
                                                                   Stock      Options/      All Other
Name and                                   Salary     Bonus        Awards       SARs      Compensation
Principal Position                Year      ($)        ($)          ($)         (#)           ($)
------------------               ------   --------   --------   -----------   --------    ------------
Charles D. Johnston,               2000     79,000         --         --       100,000      2,500(1)
President and Chief                1999         --         --                       --         --
Executive Officer                  1998         --         --                       --         --

Norman J. Mottram, Vice            2000    110,000         --         --            --         --
President of  Sales and            1999    110,000         --         --        18,000         --
Marketing                          1998     90,000     28,884         --         3,000         --


(1)      Includes $500 per month for an automobile allowance.

         The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 2000 to each of the Named Executive Officers.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   Number of
                                  Securities          Percent of Total
                                  Underlying       Options/ SARs Granted       Exercise or
                                 Options/ SARs          to Employees            Base Price
Name                              Granted (#)          in Fiscal Year            ($/Sh.)          Expiration Date
----                             -------------     ---------------------       -----------        ---------------
Charles D. Johnston               100,000 (1)              41.3%                  $2.75              07/27/07

Norman J. Mottram                      --                    --                      --                    --


(1) Options become exercisable at a rate of 33% per year beginning July 27, 2001.

----------

         The following table sets forth the stock options exercised by each of the Named Executive Officers and the year-end value of unexercised options to purchase Common Stock of the Company for each of the Named Executive Officers.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                          Shares                            Number of Securities              Value of Unexercised
                        Acquired on       Value            Underlying Unexercised          In-the-Money Options/SARs
                       Exercise (#)    Realized ($)      Options/SARs at FY-End (#)                 at FY-End ($) (1)
                       ------------    ------------      --------------------------      -----------------------------

         Name                                           Exercisable     Unexercisable    Exercisable     Unexercisable
         ----                                           -----------     -------------    -----------     -------------
Charles D. Johnston           --              --              --           100,000              --          $19,000

Norman J. Mottram          4,500          $4,770          10,000           44,500           $4,745          $59,103

(1) Based upon the difference between the fair market value of the Common Stock on December 31, 2000 and the exercise price. The fair market value of the Common Stock on December 31, 2000, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $2.56 per share.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         In July 2000 the Company entered into an employment agreement with Charles D. Johnston, Chief Executive Officer and President of the Company. Mr. Johnston is currently paid a salary under the agreement of $190,000 per year, with an additional $500 per month for an automobile allowance. The agreement has no fixed term and may be terminated by either party at any time. If termination is by the Company and is for any reason other than cause, or if Mr. Johnston resigns subsequent to a material reduction in his compensation or a material change in his duties, the agreement provides for a severance payment equal to twelve months' salary. The agreement provides that Mr. Johnston will not engage in activities competitive with the Company during his employment and for a period of two years after his employment with the Company terminates, whether voluntarily or involuntarily. Per the agreement, the Company granted to Mr. Johnston a non-statutory stock option to purchase up to 100,000 shares of Common Stock, at an exercise price of $2.75 per share. The option vested on a monthly basis over a three-year period beginning on the date of the agreement, and expired seven years from such date. In the event of the sale or merger of the Company, all shares subject to such option will become fully exercisable.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 1998, the Company lent $104,000 to the Company's former president pursuant to a note collateralized by his primary residence with interest accruing at a rate equal to 10% annually. The note was payable over five years, with 5% of the principal due at each anniversary date and the remaining balance due at the end of the term. On January 13, 2000, the former president remitted 4,016 shares of the Company's common stock at a fair market value of $4.06 per share on that date to satisfy $16,000 of principal, interest and penalties related to the note. On May 19, 2000, the Company's president resigned from his position. Subsequently, on June 14, 2000, 31,530 common shares were remitted to the Company by the former president, at a fair market value of $3.39 per share on that date to satisfy the remaining principal and accrued interest balance of $106,000.


                    PROPOSAL 2 - APPOINTMENT OF NEW AUDITORS

            We have selected Arthur Andersen LLP as our independent accountant to audit the Company's financial statements for the fiscal year ending December 31, 2001.

            The Company's Board and Audit Committee determined that, due to the existing markets and the Company's economic position, the Company should continue to engage a nationally recognized accounting firm with lower fees.

            PricewaterhouseCoopers LLP was engaged as the principal accountant to audit the Company's financial statements for the fiscal years ended December 31, 1999 and 2000. On May 1, 2001, PricewaterhouseCoopers LLP was informed that it would no longer be the Company's independent accountant.

            The reports of PricewaterhouseCoopers LLP on the financial statements for each of the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            The decision to engage new accounts was approved by the Board of Directors and Audit Committee of the Company.

            During the Company's two most recent fiscal years and any subsequent interim period preceding May 1, 2001, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

            During the Company's two most recent fiscal years and the subsequent interim period, there were no "reportable events" as that term is used in Item 304(a)(1)(v) of Regulation S-K.

         In selecting a new auditing firm, bids were solicited and considered by the Company and Arthur Andersen LLP was selected. During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult Arthur Andersen LLP regarding any of the types of matters listed in Item 304(a)(2) of Regulation S-K.

         A representative of PricewaterhouseCoopers LLP and Arthur Andersen LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF THE FIRM OF ARTHUR ANDERSEN LLP.



                              SHAREHOLDER PROPOSALS

         Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 2002 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 14, 2001.

         Under the rules promulgated by the Securities and Exchange Commission, stockholder proposals not included in the Company's proxy materials for its 2002 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after April 15, 2002. Management will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2002 Annual Meeting of Stockholders unless the Company receives notice thereof by April 15, 2002 and the conditions set forth in Rule 14a-4(c)(2)(i) - (iii) under the Exchange Act of 1934 are met.

                                  OTHER MATTERS

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Stock of the Company, on an as-converted to Common Stock basis, is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2000, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO ANTHONY A. SCALESE, CONTROLLER, 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                  QUALMARK CORPORATION AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors and the financial and accounting personnel, the adequacy and the effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further. The committee periodically should review company policy statements to determine their adherence to the code of conduct.

     o Review the internal audit function of the corporation including independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive, prior to each meeting, a summary of findings from the completed internal audits and a progress report on the proposed internal audit plan, with the explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to shareholders. Any changes in accounting principle should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review accounting and financial human resources and succession planning within the company.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                           QUALMARK CORPORATION PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                 MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2001

The undersigned hereby constitutes, appoints, and authorizes Charles D. Johnston and Norman J. Mottram, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the voting stock of QualMark Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 31, 2001, at the Company's administrative offices, 1329 West 121st Avenue, Denver, Colorado, at 2:00 p.m. M.D.T., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 30, 2001, receipt of which is hereby acknowledged.

1. Approval of the election of each of the five nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

      For all nominees listed below               WITHHOLD AUTHORITY
      (except as marked to the contrary below)    to vote for all listed below


       (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

            Charles D. Johnston, James L.D. Roser, Richard Jennewine,
                        H. Robert Gill, and William Sanko

2. Approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                            FOR                 AGAINST

3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED:                         , 2001
       ------------------------

                                           -------------------------------------
                                           Signature(s) of Shareholder(s)

                                           -------------------------------------
                                           Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALMARK
        CORPORATION PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED
                               PRE-PAID ENVELOPE.

       THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                           IF YOU ATTEND THE MEETING.